UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2023

Carlyle Credit Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	814-01248	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 28, 2023, Carlyle Credit Solutions, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were voted on at the Annual Meeting: (1) the election of each of Linda Pace and William H. Wright, II, each to serve as our Class I director for a three-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal; and (2) the ratification of the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
At the Annual Meeting, holders of the outstanding shares of the Company’s common stock voted upon the proposals to elect Ms. Pace and Mr. Wright, and to ratify the selection of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
As of April 5, 2023, the record date for the Annual Meeting, there were 56,985,292 shares of common stock of the Company outstanding and entitled to vote. 30,294,209 shares of common stock were present or represented at the Annual Meeting, constituting a quorum.
The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each proposal was approved by the requisite vote.
Proposal 1. The election of each of Linda Pace and William H. Wright, II, each to serve as our Class I director for a three-year term, in each case until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal:

Nominees	For	Withhold	Broker Non-Votes
Linda Pace	27,721,068	2,573,141	—
William H. Wright, II	27,728,106	2,566,103	—
Proposal 2. The ratification of the selection of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
27,791,860	14,992	2,487,357	—

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary and Chief Compliance Officer

Date: June 30, 2023